UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2004

                                  SPEEDUS CORP.
               (Exact name of registrant as specified in charter)

             Delaware                  000-27582                 13-3853788
  (State or other jurisdiction        (Commission             (IRS Employer
         of incorporation)            File Number)          Identification No.)

          140 58th Street, Suite 7E
              Brooklyn, New York                                  11220
    (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (718) 567-4300

                                 Not Applicable
          (Former name or former address, if changed from last report)

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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press release dated August 16, 2004

Item 12. Results of Operations and Financial Condition.

On August 16, 2004, Speedus Corp. issued a press release announcing its second quarter of fiscal 2004 results. A copy of the press release is attached as
Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Speedus Corp.


                                            By:  /s/ Thomas M. Finn
                                               ---------------------------------
                                            Name:  Thomas M. Finn
                                            Title: Treasurer and Chief Financial
                                                   Officer

Date: August 19, 2004

                                 EXHIBITS INDEX

  EXHIBIT
   NUMBER                    TITLE OF DOCUMENT
   ------                    -----------------

    99.1                     Press Release dated August 16, 2004.